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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 17, 2004

                              CONCORD CAMERA CORP.
                  -------------------------------------------
             (Exact name of registrant as specified in its charter)


       New Jersey                                           13-3152196
----------------------------                         ------------------------
(State or other jurisdiction                             (I.R.S. Employer
 of incorporation)                                    Identification Number)

                                     0-17038
                            (Commission File Number)

    4000 Hollywood Boulevard, 6th Floor North Tower, Hollywood, Florida 33021
    -------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (954) 331-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  / / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

(b) By letter dated November 17, 2004, Mr. J. David Hakman notified Concord Camera Corp. ("Concord") that he will resign as a member of the Board of Directors of Concord effective December 1, 2004. Mr. Hakman advised Concord that he is resigning his position so as to permit him to devote more time to his other business interests.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) A copy of the resignation letter sent by Mr. Hakman to Concord is attached hereto as Exhibit 99.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          CONCORD CAMERA CORP.


Date:  November 23, 2004                  By:    /s/ Alan Schutzman
                                             ---------------------------------
                                              Alan Schutzman,
                                              Senior Vice President, General
                                              Counsel and Secretary




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